Revenues	12 Months Ended
Aug. 31, 2025
Revenues [Abstract]
REVENUES

15. REVENUES

The Group primarily generates revenue from the operation of hotpot restaurants which provide food and beverage to customers. The Group recognizes revenue when payment is tendered at the point of sale as the performance obligation has been satisfied. The single performance obligation is satisfied at a point in time when the service or product has been delivered to the customer.

	For the years ended August 31,
	2025	2024	2023
Revenue from contracts with customers – recognized at a point in time
Revenue from food and beverage	6,799,732	8,295,084	6,754,350
Total	$6,799,732	$8,295,084	$6,754,350

Revenue recognized at a point in time when the Group satisfies a performance obligation by transferring a promised good (i.e. food and beverage) to a customer.